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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2004-1




Section 7.3 Indenture                Distribution Date:               5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,265,600.00
               Class B Note Interest Requirement                     121,333.33
               Class C Note Interest Requirement                     188,400.00
                       Total                                       1,575,333.33

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.00444
               Class B Note Interest Requirement                        1.15556
               Class C Note Interest Requirement                        1.39556

(iii)   Aggregate Outstanding Principal Balance of the Notes Class A Note
               Principal Balance                                  1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)     Required Owner Trust Spread Account Amount                15,000,000.00



                                                  By:
                                                      ------------------------

                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President


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